UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2011

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33297	06-1637809

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200
DELRAY BEACH, FLORIDA	33445

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-805-8008

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

Preferred Stock Purchase Agreement

On July 27, 2011, PositiveID Corporation, a Delaware corporation (the “Company”), entered into a Preferred Stock Purchase Agreement (the “Series F Agreement”) with Ironridge Global III, LLC, a Delaware limited liability company (“Ironridge Global”), under which Ironridge Global is committed to purchase for cash up to $1.5 million in shares the Company’s redeemable, convertible Series F Preferred Stock (the “Series F Stock”) at $1,000 per share of Series F Stock.  The Series F Stock is convertible at the option of the holder at a fixed conversion price of $0.50, which represented a premium of 32% over the closing price prior to announcement.  The conversion price for the holder is fixed with no adjustment mechanisms, resets, or anti-dilution covenants. The conversion price if the Company elects to convert the Series F Stock is subject to adjustment based on the market price of the Company's common stock and any applicable early redemption price at the time the Company converts.

Under the terms of the Series F Agreement, from time to time and at the Company’s sole discretion, the Company may present Ironridge Global with a notice to purchase such Series F Stock.  Upon receipt of a notice, Ironridge Global is obligated to purchase the Series F Stock in installments as follows:

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$750,000 on the earlier of (1) 12 trading days after the date the Company delivered the notice and (2) the number of trading days necessary for an aggregate of $2.25 million of the Company’s common stock to trade on the NASDAQ Capital Market; and

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$750,000 on the earlier of (1) 24 trading days after the date the Company delivered the notice and (2) the number of trading days necessary for an aggregate of $4.5 million of the Company’s common stock to trade on the NASDAQ Capital Market.

Ironridge Global's obligation to purchase the Series F Stock is subject to satisfaction of certain closing conditions, including (i) that the Company’s common stock is listed for and trading on a trading market (as such term is defined in the Series F Agreement), (ii) no uncured default exists under the Series F Agreement, (iii) the Company’s representations and warranties set forth in the Series F Agreement are true and correct in all material respects; and (iv) the trading price of the Company’s common stock has not fallen below 70% of the closing price on the trading day immediately before the date it announced that it entered into the Series F Agreement.

A copy of the Series F Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K. The description of certain terms of the Series F Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Series F Agreement.

Certificate of Designations for Series F Preferred Stock

On July 27, 2011, the Company filed a Certificate of Designations of Preferences, Rights and Limitations of Series F Stock (the “Series F Certificate of Designations”) with the Secretary of State of the State of Delaware. A summary of the Certificate of Designations is set forth below:

Ranking and Voting. The Series F Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (a) senior with respect to dividends and pari passu in right of liquidation with the Company’s common stock; (b) junior in right of dividends and liquidation with respect to the Series C Preferred Stock; and (c) junior to all existing and future indebtedness of the Company. Holders of Series F Stock have no voting rights and no preemptive rights. There are no sinking-fund provisions applicable to the Series F Stock.   As of July 27, 2011, there were no shares of Series F Stock outstanding.

Dividends and Other Distributions. Commencing on the date of issuance of any such shares of Series F Stock, holders of Series F Stock are entitled to receive dividends on each outstanding share of Series F Stock, which accrue in shares of Series F Stock at a rate equal to 7.65% per annum from the date of issuance.  Accrued dividends are payable upon redemption of the Series F Stock.

Liquidation. Upon any liquidation, dissolution or winding up after payment or provision for payment of the Company’s debts and other liabilities, pari passu with any distribution or payment made to the holders of the Company’s common stock, the holders of Series F Stock shall be entitled to be paid out of the Company’s assets available for distribution to the Company’s stockholders an amount with respect to the Series F Liquidation Value, as defined below, after which any of the Company’s remaining assets will be distributed among the holders of the Company’s other classes or series of stock in accordance with its Certificates of Designations and Second Amended and Restated Certificate of Incorporation, as amended.

Redemption. The Company may redeem the Series F Stock, for cash or by an offset against any outstanding note payable from Ironridge Global to the Company that Ironridge Global issued, as follows.  The Company may redeem any or all of the Series F Stock at any time after the seventh anniversary of the issuance date at the redemption price per share equal to $1,000 per share of Series F Stock, plus any accrued but unpaid dividends with respect to such shares of Series F Stock (the “Series F Liquidation Value”).  Prior to the seventh anniversary of the issuance of the Series F Stock, the Company may redeem the shares at any time after six-months from the issuance date at a make-whole price per share equal to the following with respect to such redeemed Series F Stock:

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149.99% of the Series F Liquidation Value if redeemed prior to the first anniversary of the issuance date,

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141.6% of the Series F Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the issuance date,

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133.6% of the Series F Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the issuance date,

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126.1% of the Series F Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the issuance date,

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119.0% of the Series F Liquidation Value if redeemed on or after the fourth anniversary but prior to the fifth anniversary of the issuance date,

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112.3% of the Series F Liquidation Value if redeemed on or after the fifth anniversary but prior to the sixth anniversary of the issuance date, and

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106.0% of the Series F Liquidation Value if redeemed on or after the sixth anniversary but prior to the seventh anniversary of the issuance date.

In addition, if the Company determines to liquidate, dissolve or wind-up its business, or engage in any deemed liquidation event, it must redeem the Series F Stock at the applicable early redemption price set forth above.

Conversion.  The Series F Stock is convertible into shares of the Company’s common stock at Ironridge Global's option or at the Company’s option at any time after six-months from the date of issuance of the Series F Stock.  The fixed conversion price is equal to $0.50 per share which represented a premium of 32% over the closing price of the Company’s common stock on the trading day immediately before the date the Company announced the entry into the Series F Agreement (the “Series F Conversion Price”).  The conversion price for the holder is fixed with no adjustment mechanisms, resets, or anti-dilution covenants.

If Ironridge Global elects to convert, the Company will issue that number of shares of its common stock equal to the Series F Liquidation Value multiplied by the number of shares subject to conversion, divided by the Series F Conversion Price.

If the Company elects to convert the Series F Stock into common stock and the closing price of the Company’s common stock exceeds 150% of the Series F Conversion Price for any 20 consecutive trading days, the Company will issue that number of shares of its common stock equal to the early redemption price set forth above multiplied by the number of shares subject to conversion, divided by the Series F Conversion Price.  If the Company elects to convert the Series F Stock into common stock and the closing price of the Company’s common stock is less than 150% of the Series F Conversion Price, the Company will issue an initial number of shares of its common stock equal to 130% of the early redemption price set forth above multiplied by the number of shares subject to conversion, divided by the lower of (i) the Series F Conversion Price and (ii) 100% of the closing price of a share of the Company’s common stock on the trading day immediately before the date of the conversion notice.

After 20 trading days, Ironridge Global shall return, or the Company shall issue, a number of conversion shares (the “Series F Reconciling Conversion Shares”), so that the total number of conversion shares under the conversion notice equals the early redemption price set forth above multipled by the number of shares of subject to conversion, divided by the lower of (i) the Series F Conversion Price and (ii) 85% of the average of the daily volume-weighted average prices of the Company’s common stock for the 20 trading days following Ironridge Global's receipt of the conversion notice.  However, if the trading price of the Company’s common stock during any one or more of the 20 trading days following Ironridge Global's receipt of the conversion notice falls below 70% of the closing price on the day prior to the date the Company gives notice of its intent to convert, Ironridge Global will return the Series F Reconciling Conversion Shares to the Company and the pro rata amount of the conversion notice will be deemed canceled.

The Company cannot issue any shares of common stocks upon conversion of the Series F if it would result in Ironridge Global being deemed to beneficially own, within the meaning of Section 13(d) of the Securities Exchange Act, more than 9.99% of the total shares of common stock then outstanding.  Furthermore, until stockholder approval is obtained or the holder obtains an opinion of counsel reasonably satisfactory to the Company and its counsel that such approval is not required, both the holder and the Company are prohibited from delivering a conversion notice if, as a result of such exercise, the aggregate number of shares of common stock to be issued, when aggregated with any common stock issued to holder or any affiliate of holder under any other agreements or arrangements between the Company and the holder or any applicable affiliate of the holder, such aggregate number would, under Nasdaq Marketplace rules (or the rules of any other exchange where the common stock is listed), exceed the Cap Amount (meaning 19.99% of the common stock outstanding on the date of the Preferred Purchase Agreement). If delivery of a conversion notice is prohibited by the preceding sentence because the Cap Amount would be exceeded, the Company must, upon the written request of the holder, hold a meeting of its stockholders within sixty (60) days following such request, and use its best efforts to obtain the approval of its stockholders for the transactions described herein.

The Series F Stock will not be or has not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The Company is making the offering of the Series F Stock pursuant to the private placement exemption in Section 4(2) of the Securities Act of 1933, as amended, and Regulation D thereunder.

A copy of the Series F Certificate of Designations is attached as Exhibit 3.1 to this Current Report on Form 8-K. The description of certain terms of the Series F Certificate of Designations set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Series F Certificate of Designations.

Common Stock Purchase Agreement

On July 27, 2011, the Company entered into a Common Stock Purchase Agreement (the “Common Stock Agreement”) with Ironridge Global Technology, a division of Ironridge Global IV, Ltd. (“Ironridge”), under which the Company may deliver a notice to Ironridge exercising its right to require Ironridge to purchase shares up to $2.5 million of its common stock at a price per share equal to $0.388.  The purchase price is equal to 102% of the per share closing price of the Company’s common stock as reported on the NASDAQ Capital Market on the trading day immediately before the date the Company announced that it entered into the Common Stock Agreement, which was July 27, 2011.

Ironridge may pay the purchase price for the shares, at Ironridge's option, in cash or a secured promissory note, except that at least $250,000 of the purchase price must be paid in cash. The promissory note bears interest at 1.6% per year calculated on a simple interest basis. The entire principal balance and interest thereon is due and payable seven and one-half years from the date of the promissory note, but no payments are due so long as the Company is in default under the Common Stock Agreement or the Series F Agreement or if there are any shares of Series F Stock issued or outstanding. The promissory note is secured by the borrower’s right, title and interest in all shares legally or beneficially owned by Ironridge or an affiliate, common stock and other securities with a fair market value equal to the principal amount of the promissory note.

The Company’s right to deliver a tranche notice to Ironridge pursuant to the Common Stock Agreement is subject to satisfaction of certain closing conditions, including (i) that the Company’s common stock is listed for and trading on a trading market (as such term is defined in the Common Stock Agreement), (ii) no uncured default exists under the Common Stock Agreement, and (iii) the Company’s representations and warranties set forth in the Common Stock Agreement are true and correct in all material respects.  The Company may not deliver a notice to Ironridge to purchase shares of its common stock if the total number of shares of common stock owned or deemed beneficially owned by Ironridge and its affiliates would result in Ironridge owning or being deemed to beneficially own more than 9.99% of all such common stock and other voting securities as would be outstanding on the date of exercise.

The Company is making the offering of common stock pursuant to a shelf registration statement on Form S-3 (Registration No. 333-165849) declared effective by the Securities and Exchange Commission on April 12, 2010.

A copy of the Common Stock Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K. The description of certain terms of the Common Stock Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Common Stock Agreement.

Stock Purchase Agreement

On July 27, 2011, the Company entered into a Stock Purchase Agreement (the “Series G Agreement”) with Ironridge under which Ironridge is committed to purchase for cash up to $4 million in shares of the Company’s redeemable, convertible Series G Preferred Stock (the “Series G Stock”) at $1,000 per share of Series G Stock in ten transactions of $400,000 each and up to $5.75 million in shares of the Company’s common stock at a price per share equal to 102% of the per share closing price of the Company’s common stock as reported on the NASDAQ Capital Market on the trading day immediately before the date the Company delivers notice to purchase shares of Series G Stock.

Under the terms of the Series G Agreement, from time to time and at the Company’s sole discretion, the Company may present Ironridge with a notice to purchase such Series G Stock.  Upon receipt of a notice, Ironridge is obligated to purchase the Series G Stock the business day immediately following the later of 15 trading days and the trading date that the aggregate trading volume of the Company’s shares of common stock equals or exceeds $1.2 million.

Ironridge will have an additional obligation to purchase shares of the Company’s common stock in an amount equal to $575,000 whenever the Company presents Ironridge with a notice to purchase the Series G Stock.  Ironridge may pay the purchase price for the shares, at Ironridge's option, in cash or a secured promissory note. The promissory note bears interest at 1.6% per year calculated on a simple interest basis. The entire principal balance and interest thereon is due and payable seven and one-half years from the date of the promissory note, but no payments are due so long as the Company is in default under the Series G Agreement or if there are any shares of Series G Stock issued or outstanding. The promissory note is secured by the borrower’s right, title and interest in all shares of Series G Stock legally or beneficially owned by Ironridge or an affiliate, common stock and other securities with a fair market value equal to the principal amount of the promissory note.

Ironridge's obligation to purchase Series G Stock is subject to satisfaction of certain closing conditions, including (i) that the registration statement registering the resale of the Company’s common stock is effective, (ii) that the Company’s common stock is listed for and trading on a trading market (as such term is defined in the Series G Agreement), (iii) no uncured default exists under the Series G Agreement, (iv) the Company’s representations and warranties set forth in the Series G Agreement are true and correct in all material respects, and (v) the trading price of the Company’s common stock has not fallen below 70% of the closing price on the trading day immediately before the date the Company delivered a notice to purchase shares of Series G Stock.  If the trading price falls below 70% of such closing price, Ironridge will return any remaining common stock under the notice and purchase the pro rata number of Series G Stock, based on the common stock unreturned.

A copy of the Series G Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K. The description of certain terms of the Series G Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Series G Agreement.

Certificate of Designations for Series G Preferred Stock

On July 27, 2011, the Company filed a Certificate of Designations of Preferences, Rights and Limitations of Series G Stock (the “Series G Certificate of Designations”) with the Secretary of State of the State of Delaware. A summary of the Certificate of Designations is set forth below:

Ranking and Voting. The Series G Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (a) senior with respect to dividends and pari passu in right of liquidation with the Company’s common stock; (b) junior in right of dividends and liquidation with respect to the Series C Preferred Stock; (c) pari passu in right of dividends and liquidation with respect to the Series D Preferred Stock, Series E Preferred Stock and Series F Stock; and (d) junior to all existing and future indebtedness of the Company. Holders of Series G Stock have no voting rights and no preemptive rights. There are no sinking-fund provisions applicable to the Series G Stock.   As of July 27, 2011, there were no shares of Series G Stock outstanding.

Dividends and Other Distributions. Commencing on the date of issuance of any such shares of Series G Stock, holders of Series G Stock are entitled to receive dividends on each outstanding share of Series G Stock, which accrue in shares of Series G Stock at a rate equal to 7.00% per annum from the date of issuance.   Accrued dividends are payable upon redemption of the Series G Stock.

Liquidation. Upon any liquidation, dissolution or winding up after payment or provision for payment of the Company’s debts and other liabilities, pari passu with any distribution or payment made to the holders of the Company’s common stock, the holders of Series G Stock shall be entitled to be paid out of the Company’s assets available for distribution to the Company’s stockholders an amount with respect to the Series G Liquidation Value, as defined below, after which any of the Company’s remaining assets will be distributed among the holders of the Company’s other classes or series of stock in accordance with its Certificates of Designations and Second Amended and Restated Certificate of Incorporation, as amended.

Redemption. The Company may redeem the Series G Stock, for cash or by an offset against any outstanding note payable from Ironridge to the Company that Ironridge issued, as follows.  The Company may redeem any or all of the Series G Stock at any time upon or after the seventh anniversary of the issuance date at the redemption price per share equal to $1,000 per share of Series G Stock, plus any accrued but unpaid dividends with respect to such shares of Series G Stock (the “Series G Liquidation Value”).  Prior to the seventh anniversary of the issuance of the Series G Stock, the Company may redeem the shares at any time after six months from the issuance date at a make-whole price per share equal to the following with respect to such redeemed Series G Stock:

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143.8% of the Series G Liquidation Value if redeemed prior to the first anniversary of the issuance date,

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136.5% of the Series G Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the issuance date,

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129.6% of the Series G Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the issuance date,

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123.1% of the Series G Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the issuance date,

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116.9% of the Series G Liquidation Value if redeemed on or after the fourth anniversary but prior to the fifth anniversary of the issuance date,

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111.0% of the Series G Liquidation Value if redeemed on or after the fifth anniversary but prior to the sixth anniversary of the issuance date, and

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105.4% of the Series G Liquidation Value if redeemed on or after the sixth anniversary but prior to the seventh anniversary of the issuance date.

In addition, if the Company determines to liquidate, dissolve or wind-up its business, or engage in any deemed liquidation event, it must redeem the Series G Stock at the applicable early redemption price set forth above.

Conversion.  The Series G Stock is convertible into shares of the Company’s common stock at the Company’s option at any time after six months from the date of issuance of the Series G Stock.  The conversion price is equal to the higher of $0.50 per share of the Company's common stock and 130% of the closing price of the Company’s common stock on the trading day immediately before the date the Company delivers notice to purchase shares of Series G Stock (the “Series G Conversion Price”).

If the Company elects to convert the Series G Stock into common stock and the closing price of the Company’s common stock exceeds 150% of the Series G Conversion Price for any 20 consecutive trading days, the Company will issue that number of shares of its common stock equal to the early redemption price set forth above multiplied by the number of shares subject to conversion, divided by the Series G Conversion Price.  If the Company elects to convert the Series G Stock into common stock and the closing price of the Company’s common stock is less than 150% of the Series G Conversion Price, the Company will issue an initial number of shares of its common stock equal to 130% of the early redemption price set forth above multiplied by the number of shares subject to conversion, divided by the lower of (i) the Series G Conversion Price and (ii) 100% of the closing price of a share of the Company’s common stock on the trading day immediately before the date of the conversion notice.

After 20 trading days, Ironridge shall return, or the Company shall issue, a number of conversion shares (the “Series G Reconciling Conversion Shares”), so that the total number of conversion shares under the conversion notices equals the early redemption price set forth above multipled by the number of shares of subject to conversion, divided by the lower of (i) the Series G Conversion Price and (ii) 85% of the average of the daily volume weighted average prices of the Company’s common stock for the 20 trading days following Ironridge's receipt of the conversion notice.  However, if the trading price of the Company’s common stock during any one or more of the 20 trading days following Ironridge's receipt of the conversion notice falls below 70% of the closing price on the day prior to the date the Company gives notice of its intent to convert, Ironridge will return the Series G Reconciling Conversion Shares to the Company and the pro rata amount of the conversion notice will be deemed canceled.

The Company cannot issue any shares of common stocks upon conversion of the Series G if it would result in Ironridge being deemed to beneficially own, within the meaning of Section 13(d) of the Securities Exchange Act, more than 9.99% of the total shares of common stock then outstanding.  Furthermore, until stockholder approval is obtained or the holder obtains an opinion of counsel reasonably satisfactory to the Company and its counsel that such approval is not required, the Company is prohibited from delivering a conversion notice if, as a result of such exercise, the aggregate number of shares of common stock to be issued, when aggregated with any common stock issued to holder or any affiliate of holder under any other agreements or arrangements between the Company and the holder or any applicable affiliate of the holder, such aggregate number would, under Nasdaq Marketplace rules (or the rules of any other exchange where the common stock is listed), exceed the Cap Amount (meaning 19.99% of the common stock outstanding on the date of the Series G Agreement). If delivery of a conversion notice is prohibited by the preceding sentence because the Cap Amount would be exceeded, the Company must, upon the written request of the holder, hold a meeting of its stockholders within sixty (60) days following such request, and use its best efforts to obtain the approval of its stockholders for the transactions described herein.

The Series G Stock will not be or has not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The Company is making the offering of the Series G Stock pursuant to the private placement exemption in Section 4(2) of the Securities Act of 1933, as amended, and Regulation D thereunder.

A copy of the Series G Certificate of Designations is attached as Exhibit 3.2 to this Current Report on Form 8-K. The description of certain terms of the Series G Certificate of Designations set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Series G Certificate of Designations.

ITEM 3.02.   Unregistered Sales of Equity Securities.

The Company agreed to issue the Series F Stock, the Series G Stock, common stock under the Series G Agreement, and shares of common stock issuable upon conversion of the shares of Series G Stock, in reliance upon the private placement exemption in Section 4(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation D thereunder.   The information disclosed under Item 1.01 is incorporated into this Item 3.02 in its entirety.

ITEM 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed under Item 1.01 of this report is incorporated into this Item 5.03 in its entirety.

On July 26, 2011, the Company filed a Certificate of Designations of Preferences, Rights and Limitations of Series D Preferred Stock with the Secretary of State of the State of Delaware.  No shares of Series D Preferred Stock were issued.  The Company plans to file a Certificate of Elimination of the Series D Preferred Stock with the Secretary of State of Delaware.

On July 26, 2011, the Company filed a Certificate of Designations of Preferences, Rights and Limitations of Series E Preferred Stock with the Secretary of State of the State of Delaware.  No shares of Series E Preferred Stock were issued.  The Company plans to file a Certificate of Elimination of the Series E Preferred Stock with the Secretary of State of Delaware.

ITEM 7.01.   Other Events.

On May 25, 2011, the Company filed a Current Report on Form 8-K to report the acquisition of MicroFluidic Systems on May 23, 2011 and disclosed that it would file financial statements of MicroFludic Systems and pro forma financial statements (the “Financial Statements”) by amendment to that Current Report on Form 8-K not later than August 2, 2011.  The Company has determined that it will file the Financial Statements by amendment to that Current Report on Form 8-K no later than August 8, 2011.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designations of Series F Preferred Stock (included as part of Exhibit 10.1)

3.2	Certificate of Designations of Series G Preferred Stock (included as part of Exhibit 10.3)

5.1	Legal Opinion of Holland & Knight LLP

10.1	Preferred Stock Purchase Agreement, dated July 27, 2011, between PositiveID Corporation and Ironridge Global III, LLC for Series F Preferred Stock

10.2	Common Stock Purchase Agreement, dated July 27, 2011, between PositiveID Corporation and Ironridge Global IV, Ltd.

10.3	Stock Purchase Agreement, dated July 27, 2011, between PositiveID Corporation and Ironridge Global IV, Ltd. for Series G Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PositiveID Corporation

Date: July 28, 2011

/s/ William J. Caragol

William J. Caragol
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Designations of Series F Preferred Stock (included as part of Exhibit 10.1)

3.2	Certificate of Designations of Series G Preferred Stock (included as part of Exhibit 10.3)

5.1	Legal Opinion of Holland & Knight LLP

10.1	Preferred Stock Purchase Agreement, dated July 27, 2011, between PositiveID Corporation and Ironridge Global III, LLC for Series F Preferred Stock

10.2	Common Stock Purchase Agreement, dated July 27, 2011, between PositiveID Corporation and Ironridge Global IV, Ltd.

10.3	Stock Purchase Agreement, dated July 27, 2011, between PositiveID Corporation and Ironridge Global IV, Ltd. for Series G Preferred Stock